CONVERSION LABS

e-commerce innovation

Q2 2019 Overview Presentation

Safe Harbor

Statements in this presentation that are not descriptions of historical facts are forwarc-looking statements relating to future events, and as such all forwarc-looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Any statements in this presentation that are not statements of historical fact may be considered to be forward-looking statements. Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “intends,” “goal,” “objective,” “seek,” “attempt,” or variations of these or similar words, identify forward-looking statements.

These forward-looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new products, successful completion of the Company’s proposed restructuring, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties detailed from time to time in our reports filed with the Securities and Exchange Commission. This presentation does not constitute an offer or a solicitation to sell securities.

There can be no assurance that our actual results will not differ materially from expectations and other factors more fully described in our public filings with the U.S. Securities and Exchange Commission, which can be reviewed at www.sec.gov.

Corporate Highlights

Conversion Labs is a growing e-commerce company creating and scaling innovative consumer goods and software.

Proprietary Products
Products protected by patents, trademarks and know-how

Growth!
Ranked #164 on Deloitte's 2019 Fast 500 list

Compliant
We do things right and build for long term success

Proven Business Model
The success of our lead brand demonstrates our ability to grow

Scalable
We believe our existing portfolio can reach a $50 million/year run-rate within 3 years

Capital Efficient
We try to deploy capital efficiently with a near term ROI

Our Business Model

We've created a highly scalable, online direct-response business model.


Create/Acquire Brands
Optimize Conversion
Acquire Customers Online
Maximize Customer Value
Fulfill & Ship Products

Vertically Integrated Business Model

New Product **Development** & Acquisition

Branding of Products, Websites & Advertisements

Product **Manufacturing** & Supply Chain

Marketing Technology Platform

- Call Center Ops.
- Merchant Processing
- CRM/Data Mgmt.
- Security
- Retargeting
- Media Buying
- Development
- Creative

Select Advertising Partners

Deliver Product to Customer

Exceptional Customer Service

CONVERSION OF PROSPECT

Proprietary Checkout Process

Prospect Remarketing

Highly Favorable Industry Dynamics

E-commerce continues to devastate traditional brick-and-mortar retailers

- Traditional retailers are going bankrupt at record-high rates.
- In many categories, consumers prefer to shop online vs. in a traditional retail store due to added convenience, pricing, and better products.
- Studies indicate that consumers prefer to buy directly from brands vs. traditional retailers.
- Technology gives online retailers a big competitive advantage over traditional retailers. Online retailers have lower overhead, better targeting ability, and can access extensive customer data which allows for an improved relationship with the customer.
- Total U.S. Retail Sales in 2017 were $6 Trillion. Only 10% of 2017 retail occurred online.

The $5 Trillion Dollar Opportunity

It's not 'if', but rather 'how much' market share will e-commerce capture?

- Online retail still represents only a negligible part of total retail sales both in the U.S. and Worldwide
- Online retail accounts for only 9.1% of total retail
- Amazon controls approximately 50% of online retail, or approximately 5% of U.S. retail sales
- In Q1 2018, U.S. online retailers generated $114.42 billion on the web, compared with $98.29 billion in Q1 2017
- In 2017, U.S. online sales rose 16.0% to reach $453.46 billion compared with $390.99 billion in 2016


TECH CHART OF THE DAY
The rise of e-commerce in the US
Total retail sales versus e-commerce sales, 2017
$6T
$5T
$4T
$3T
$2T
$1T
0
$5T
$450B
Total retail sales
E-commerce sales
E-commerce sales as a percent of total retail sales
12%
10%
8%
6%
4%
2%
0
Q1 2018
9.34%
Q1 2000
0.80%
Note: Data is not seasonally adjusted.
'00 '02 '04 '06 '08 '10 '12 '14 '16 '18
Source: US Census Bureau
statista | BUSINESS INSIDER

Strong Corporate Revenue Growth

Numbers in Millions


Launch of Shapiro MD
$.7
$1.2
$5.2
$5.0
$8.2
2014
2015
2016
2017
2018

Proven Scalability of Brands



Consumer Products
$3,000,000.00
$2,500,000.00
$2,000,000.00
$1,500,000.00
$1,000,000.00
$500,000.00
$-
Acquisition
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019



Software
$350,000.00
$300,000.00
$250,000.00
$200,000.00
$150,000.00
$100,000.00
$50,000.00
$-
Acquisition
Q2 2018
Q3 2018
Q4 2018
Q1 2019

Our Brands

Consumer

Shapiro MD™
Patented line of hair products containing 3 naturally occurring DHT blockers in a proprietary base

INR Wellness™
Triple action beta glucan product formulated to support the immune system and gut health

Scarology™
Doctor formulated 3-step scar healing system consisting of silicon bandages, an exfoliator and wound cream

Purpurex™
Patented, once daily supplement clinically proven to reduce bruising associated with solar purpura

Software

PDF Simpli™
Proprietary direct-to-consumer software product to convert, edit and sign PDF documents


SHAPIRO MD
SHAMPOO


scarology


PDF Made Simple
Convert PDFs or any Files


INR Wellness MD


PURPUREX
FOR BRUISING
PURPUREX
FOR BRUISING

SHAPIRO MD
HAIR GROWTH EXPERTS

Product Highlights

- Developed by distinguished dermatologists Dr. Steven Shapiro, M.D., and Dr. Michael Borenstein, M.D. PhD
- 2 U.S. Patents; 15 years of product development and formulation work

Market Traction

- 100,000+ customers to-date
- 550 million+ online impressions
- Approaching $15M annual run-rate
- Sold in 50+ countries
- Imminent launch planned for Asia Pacific & other international markets


SHAPIRO MD
HAIR GROWTH EXPERTS
SHAMPOO
Triple Action
Hair Therapy
Formula
Developed
by Dermatologists
SULFATE FREE
8.0 OZ/250 ml

Patented Shampoo & Conditioner



Once Daily Leave In Foam


SHAPIRO MD
5% MINOXIDIL

5% Minoxidil (FDA Approved)


SHAPIRO MD

Hair-Biotin Supplement



Laser Cap (Pending FDA Approval)

iNR WellnessMD

Doctor Recommended Immune Support


iNR WellnessMD
ULTRA PURE · BETA GLUCAN

Product Highlights

- Strong clinical backing with 8500+ clinical studies focused on Beta Glucan's immune supporting properties
- FDA approved health claim for β-glucan soluble fiber from oats for reducing plasma cholesterol levels and risk of heart disease
- Only marketed β-glucan product containing the 3 most studied β-glucans – those derived from yeast, oat, and mushroom
- Accomplished scientific advisory board led by distinguished Urologist Dr. Joseph V. Ditrolio and world renowned gut health expert Dr. Jack Gilbert

Commercial Traction

- Successful product launch in Q1 2019
- Strong customer education and loyalty effort in place to maximize continuity and customer value
- Additional planned investment in influencers and creative assets should continue to drive revenue growth throughout 2019 and beyond
- 4.5 star customer rating on Amazon and recipient of Amazon's Choice Award

scarology™

THE ULTIMATE SCAR SYSTEM


scarology
THE ULTIMATE SCAR SYSTEM
1 Fruit Exfoliator
2 Scar Cream
3 scarology
Silicone Sheet

Product Highlights

- Only scar healing solution delivered through a simple, three-step day and night routine
- Contains a fruit acid exfoliator, a scar cream containing 4 proprietary ingredients and professional grade FDA-cleared silicon treatment strips
- Clinically proven and developed by scar therapy experts and prominent Palm Beach based physicians Dr.'s Michael and Jeanmarie Connor

Commercial Traction

- Successful beta launch in Q1 2019; full launch planned for mid-2019

PDFSimpli


PDFSimpli
PDF Made Simple
Let's get started!
Drag & Drop your PDF here
Convert PDFs or Any Files

Product Highlights

- PDF Simpli is a SaaS product that allows users to convert, edit and sign PDF documents
- Market opportunity for PDF conversion estimated at $700M per year with more than 65M searches per month
- Conversion Labs PR acquired 51% of PDF Simpli through a strategic investment in June of 2018
- Led by Sean Fitzpatrick, an accomplished executive with a proven track record in search engine optimization and search engine marketing verticals

Commercial Traction

- Ranked in top 50,000 websites globally; sales in 200+ countries
- More than 1,000,000 registered users
- Growing month-over-month revenue with anticipated near-term profitability
- Additional Investments in technology infrastructure and user experience to bolster revenue growth and profitability

Growth Areas

We believe the following areas represent exciting growth opportunities for Conversion Labs

International Expansion
Asia, South America and Europe represent large opportunities for our portfolio brands

Telemedicine
We intend to become a leader in directly marketing Rx drugs to the online consumer

Influencers
Product endorsements from celebrity influencers in athletics and entertainment

Direct to Physician Sales
Growing our direct to physician sales business increases revenue and adds to credibility of products

Accretive Acquisitions
We are actively looking to acquire cash flowing brands that can benefit from our online expertise

Product Extensions
New products and extensions to existing products should catalyze near term growth

Executive Team



Justin Schreiber
President & CEO

- Founder of JLS Ventures & Co-founder of Conversion Labs
- Successful track record in small cap venture capital
- Largest private investor in CVLB



Stefan Galluppi
CTO & COO

- Co-Founder of Conversion Labs
- Former founding CTO at national DR marketing firm
- Proven track record in healthcare and consumer products



Juan Pineiro
Chief Financial Officer

- Former Equity Analyst at UBS
- Deep experience in finance, accounting and management
- Graduate of Inter American University of Puerto Rico



Sean Fitzpatrick
Chief Acquisition Officer

- Former Head of Customer Acquisition at BOLD, a leading direct-response advertiser in the career space
- Specializes in SEM/SEO with focus on legal, lifestyle and software



Nick Alvarez
Head of Acquisition

- Former SEM and Native Specialist at Internet Brands (KKR & Co.)
- Specializes in DR marketing across Facebook, Gemini, Outbrain, Google and others

Clinical Advisory Board



Joseph V. DiTrolio, MD

– Clinical Professor of Surgery, Urology at New Jersey Medical School
– Diplomate of The American Board of Urology, AOA Honor Society
– Executive Founding Editor of The Journal of Medicine of New Jersey



Dr. Jack A. Gilbert

- Group Leader in Microbial Ecology at Argonne National Laboratory
- Authored of more than 220 peer reviewed publications on metagenomics and approaches to ecosystem ecology
-One of the 50 Most influential scientists by Business Insider and in the Brilliant Ten by Popular Scientist



Dr. Liz Lipsky

- Academic Director of Nutrition and Integrative Health Programs at Maryland University of Integrative Health
- Founder of Innovative Healing Inc.
- Advisory Board Member of Ceres Foundation



Steven D. Shapiro, M.D.

– Board-Certified Dermatologist
– Specializes in laser procedures & reconstructive skin cancer surgery
– Chairman of the Board for Healthcare Underwriters' Group (HUG)



Michael T. Borenstein, M.D., Ph.D.,

– Board-Certified Dermatologist
– Specializes in Medical, Surgical, and Cosmetic Dermatology
– Graduate of Columbia University and University of Miami



Lilliana Ramirez, MD

- Board-Certified Dermatologist
- American Academy of Dermatology Fellow
- Published in the American Journal of Dermatopathology

Financials

Conversion Labs is a technology driven online marketing company creating shareholder value through responsible, long-term growth of our core online brands.

Upcoming Catalysts

- Revenue growth
- Licensing deals
- Expansion into new verticals
- New product launches
- Influencer endorsements
- Uplisting to NYSE Amex or Nasdaq, subject to meeting requirements

Symbol	CVLB
Exchange	OTCQB
Market Cap	~$10M
Avg. Trading Volume	25,439
52 Week Range	$0.12-0.36*
Corporate HQ	New York NY
Auditor	BF Borgers CPA
SEC Counsel	Lucosky Brookman

Investor Contacts

Justin Schreiber
President & CEO
justin@conversionlabs.com

Stefan Galluppi
CTO & COO
stefan@conversionlabs.com

Juan Pineiro
Chief Financial Officer
juan@conversionlabs.com